TRANSACTION                 All Information is Preliminary and Subject to Change
--------------------

  DEPOSITOR       ASSET BACKED FUNDING CORPORATION

  ORIGINATOR &
  SERVICER        AMERIQUEST MORTGAGE COMPANY

  SERIES          ABFC 2001-AQ1

  COLLATERAL      HOME EQUITY LOANS
                  CUT-OFF COLLAT BAL: 233,513,035

  RATING
  AGENCIES        MOODY'S/FITCH IBCA

TERMS
--------------------

  CLASS                                 M-1             M-2               B

  RATING                               Aa2/AA          A2/A            Baa2/BBB

  AMOUNT          Class Balance:     11,092,000     9,924,000         5,838,000
                  Amount Offered:    11,092,000     9,924,000         5,838,000

  Coupon(1)                           7.088%         7.531%            8.227%

  Offered At      Pricing Speed:     23% HEP        23% HEP           23% HEP
                  Run to:             Call           Call               Call
                  Price (Approx.):   100.00         100.00            100.00



(1)  Coupons will be finalized at pricing

STRUCTURE
--------------------

  CREDIT SUPPORT
       1- Current excess interest is available to cover current Realized Losses
          (see following sheet for excess spread)
       2- Overcollateralization
       3- Subordination


                                       Initial Target Credit Support   After Stepdown
            Fixed          Rating           Size%      Support%         Support%
            -----          ------           -----      --------         --------
        A-1 through A-6   Aaa/AAA            88.00%       12.00%           24.00%
             M-1           Aa2/AA             4.75%        7.25%           14.50%
             M-2            A2/A              4.25%        3.00%            6.00%
              B           Baa2/BBB            2.50%        0.50%            1.00%
             OC             UR                0.50%        0.00%            0.00%

Step-down The earlier to occur of (i) the Distribution Date on which the certificate
Date      principal balances of the Class A Certificates have been reduced to zero and
          (ii) the later to occur of (a) the Distribution Date in April 2004 and (b) the first Distribution Date on which the Class A Certificate principal balance
          (after taking into account distributions of principal on such Distribution Date)
          is less than or equal to 76.00% of the aggregate Principal Balance of the mortgage loans.

Trigger  With respect to the Offered Certificates on any Distribution Date after the
Event    Stepdown Date, a trigger event exists if the 60+ day delinquency percentage
         (including loans in bankruptcy, foreclosure, or REO) is greater than 50% of the senior enhancement percentage for the Offered Certificates.






                                                                  [LOGO OMITTED]


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

COLLATERAL SUMMARY
--------------------

                                                            Total            Minimum            Maximum
                                                            -----            -------            -------
Cut-Off Date Aggregate Principal Balance                233,513,035
Number of Loans                                               2,344
Average Original Loan Balance                                99,815          20,000             602,000
Average Current Loan Balance                                 99,622          19,968             601,465
Weighted Average Original LTV                                 76.39%          10.34%              90.00%
Weighted Average Gross Coupon                                10.686%          7.990%             14.550%
Weighted Average Remaining Term to Maturity (months)            316             174                 360
Weighted Average Fico Score                                     623             490                 800


                                                                                        Percent of Cut-Off Date
                                                       Range                                 Principal Balance
                                                       -----                                 -----------------
Product Type                                           Fixed                                            100.00%
                                                       Adjustable                                         0.00%

Amortization Type                                      Fully Amortizing Mortgage Loans                  100.00%
                                                       Balloon Mortgage Loans                             0.00%

Lien                                                   First                                            100.00%
                                                       Second                                             0.00%

Product Type                                           30 Year Fixed                                     72.45%
                                                       20 Year Fixed                                     13.61%
                                                       15 Year Fixed                                     13.94%

Property Type                                          Single Family Detached                            84.86%
                                                       Planned Unit Development Detached                  6.10%
                                                       Two-to Four-Family                                 5.37%

Occupancy Status                                       Owner Occupied                                    93.07%
                                                       Non-Owner Occupied                                 6.07%

Documentation                                          Full Documentation Program                        73.99%
                                                       Fast Trac Documentation Program                   14.05%
                                                       Stated Documentation Program                      11.96%

Geographic Distribution                                California                                        18.81%
                                                       Texas                                             14.89%
                                                       New York                                          10.71%
                                                       Florida                                            7.23%
                                                       Other States                                      48.36%

Number of States (including DC)                                                                              45

Largest Zip Code Concentration                         95111                                              0.50%

Credit Grade                                           AAA                                               46.82%
                                                       AA                                                36.94%
                                                       A                                                  9.06%
                                                       B                                                  7.18%

Loans with Prepayment Penalties                                                                          67.18%


                                                                  [LOGO OMITTED]


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

EXCESS SPREAD
--------------------

                                            Fixed Excess
                                 Period        (BPS)
                                 ------     ------------

                                    1            421
                                    2            420
                                    3            420
                                    4            419
                                    5            418
                                    6            417
                                    7            416
                                    8            415
                                    9            413
                                    10           412
                                    11           410
                                    12           409
                                    13           407
                                    14           405
                                    15           404
                                    16           402
                                    17           400
                                    18           398
                                    19           396
                                    20           394
                                    21           392
                                    22           391
                                    23           389
                                    24           387
                                    25           385
                                    26           383
                                    27           381
                                    28           378
                                    29           376
                                    30           375
                                    31           373
                                    32           372
                                    33           370
                                    34           368
                                    35           367
                                    36           365
                                    37           363
                                    38           365
                                    39           364
                                    40           364
                                    41           363
                                    42           362
                                    43           362
                                    44           361
                                    45           360
                                    46           359
                                    47           359
                                    48           358
                                    49           357
                                    50           357
                                    51           357
                                    52           357
                                    53           357
                                    54           357
                                    55           358
                                    56           358
                                    57           358
                                    58           358
                                    59           358
                                    60           358
                                    61           358
                                    62           358
                                    63           358
                                    64           358
                                    65           358


                                                                  [LOGO OMITTED]


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

SENSITIVITY ANALYSIS - CLASS M-1
------------------------------------------

Scenarios              I     II     III   IV     V        Settle Date 03/29/01
           Fix - HEP  17%    20%    23%   26%   29%

EXTENSION RISK

                                        Base Case
                Price => BEY            I          II          III        IV           V
                   100.00             7.126       7.118       7.109      7.102        7.095
                    WAL               7.60        6.51        5.68       5.07         4.63
To Call           Mod Dur             5.55        4.94        4.44       4.06         3.77
                  Maturity          08/20/12    01/20/11    10/20/09   10/20/08    12/20/07
                Prin Window            93          80          67         54           44



                                    Trigger Event Occurs
               Price => BEY             I            II         III         IV          V
                 100.00               7.144        7.138       7.133       7.127      7.120
                  WAL                11.21         9.65        8.41        7.43       6.61
                 Mod Dur              7.49         6.77        6.14        5.59       5.11
               Maturity             08/20/12     01/20/11    10/20/09    10/20/08   12/20/07
              Prin Window              11           10          9           8          7
            Extension Risk            3.6          3.1         2.7         2.4        2.0


                                        Base Case
                Price => BEY            I            II         III         IV          V
                  100.00              7.129        7.121        7.114      7.106      7.100
                   WAL                8.22         7.07         6.18       5.52       5.03
To Maturity       Mod Dur             5.78         5.17         4.67       4.28       3.99
                 Maturity           03/20/19     11/20/16     01/20/15   06/20/13   03/20/12
                Prin Window           172          150          130        110         95
              Extension Risk          0.6          0.6          0.5        0.4        0.4


                                    Trigger Event Occurs
                Price => BEY            I           II           III           IV             V
                  100.00              7.145        7.140        7.134         7.128         7.122
                   WAL               11.60         9.99         8.71          7.68          6.84
                 Mod Dur              7.65         6.93         6.29          5.73          5.25
                Maturity             01/20/14     04/20/12     11/20/10     10/20/09      10/20/08
               Prin Window             28           25           22            20            17
              Extension Risk          4.0          3.5          3.0           2.6           2.2


DEFAULT STRESS

35% SEVERITY                           Bond Yield Impaired
                Price => BEY            I         II          III        IV            V
                  100.00               7.05       7.09        7.09       7.09         7.11
 To Maturity       CDR                14.8%      15.1%       15.5%      15.9%        16.3%
                   WAL                11.3       10.3         9.3        8.5          7.8
                Collat Loss %         16.2%      15.1%       14.2%      13.4%        12.7%

                                                      DELAY           12
                                                      TRIGGER EVENT   Yes

                                        Break-Even Yield
                Price => BEY            I         II         III         IV           V
                  100.00              -0.02     -0.01       -0.04      -0.05        -0.02
                   CDR                18.3%     18.7%       19.2%      19.7%        20.1%
                   WAL                12.5      11.2        10.1        9.2          8.4
                Collat Loss %         18.4%     17.2%       16.3%      15.4%        14.7%

                                                                  [LOGO OMITTED]


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter consider reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

SENSITIVITY ANALYSIS - CLASS M-2
------------------------------------------

Scenarios              I     II     III   IV     V         Settle Date 03/29/01
           Fix - HEP  17%    20%    23%   26%   29%

EXTENSION RISK

                                        Base Case
                Price => BEY            I         II         III         IV           V
                  100.00               7.577     7.569       7.559      7.551        7.543
                   WAL                 7.60      6.51        5.68       5.06         4.59
To Call           Mod Dur              5.45      4.86        4.37       3.99         3.70
                 Maturity           08/20/12   01/20/11    10/20/09   10/20/08     12/20/07
                Prin Window             93        80          67         55           45



                                    Trigger Event Occurs
               Price => BEY             I         II         III        IV            V
                 100.00                7.597     7.591       7.585      7.579       7.572
                  WAL                 11.39      9.81        8.56       7.56        6.73
                 Mod Dur               7.39      6.70        6.10       5.57        5.10
               Maturity             08/20/12   01/20/11    10/20/09   10/20/08    12/20/07
              Prin Window               1         1           1          1           1
            Extension Risk             3.8       3.3         2.9        2.5         2.1


                                        Base Case
                Price => BEY            I           II           III          IV            V
                  100.00               7.579       7.571        7.563        7.554        7.547
                   WAL                 8.01        6.88         6.01         5.35         4.85
To Maturity       Mod Dur              5.60        5.01         4.53         4.14         3.84
                 Maturity            02/20/17    01/20/15     05/20/13     12/20/11     11/20/10
                Prin Window            147         128          110           93           80
              Extension Risk           0.4         0.4          0.3          0.3          0.3



                                    Trigger Event Occurs
               Price => BEY             I           II          III         IV            V
                 100.00                7.603       7.599        7.595      7.590        7.585
                  WAL                 14.36       12.46        10.93       9.66         8.62
                 Mod Dur               8.47        7.81         7.19       6.63         6.12
               Maturity             09/20/17     07/20/15     11/20/13   05/20/12    03/20/11
              Prin Window               45          40           37         32           30
            Extension Risk             6.8         6.0          5.3        4.6          4.0


DEFAULT STRESS

35% SEVERITY                           Bond Yield Impaired
                Price => BEY            I         II          III        IV          V
                  100.00              7.50        7.49         7.45       7.43       7.43
 To Maturity       CDR               10.4%       10.4%        10.4%      10.4%      10.4%
                   WAL               13.3        12.0         11.0       10.0        9.2
                Collat Loss %        12.9%       11.7%        10.6%       9.7%       9.0%

                                                      DELAY           12
                                                      TRIGGER EVENT   Yes

                                        Break-Even Yield
                Price => BEY            I         II         III         IV           V
                  100.00             -0.04      -0.04      -0.04       -0.03        -0.02
                   CDR               13.2%      13.3%      13.3%       13.3%        13.4%
                   WAL               15.2       13.6       12.2        11.1         10.1
                Collat Loss %        15.1%      13.8%      12.7%       11.8%        10.9%


                                                                  [LOGO OMITTED]

This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

SENSITIVITY ANALYSIS - CLASS B
------------------------------------------

Scenarios              I     II     III   IV     V         Settle Date 03/29/01
           Fix - HEP  17%    20%    23%   26%   29%

EXTENSION RISK

                                        Base Case
                Price => BEY            I           II         III         IV           V
                  100.00               8.281       8.271      8.260      8.249        8.240
                   WAL                 6.84        5.85       5.11       4.56         4.14
To Call           Mod Dur              4.93        4.39       3.95       3.61         3.34
                 Maturity            08/20/12    01/20/11   10/20/09   10/20/08     12/20/07
                Prin Window             93          80         67         55           45



                                    Trigger Event Occurs
               Price => BEY             I         II         III        IV         V
                 100.00                8.309     8.303      8.296      8.289      8.282
                  WAL                 11.39      9.81       8.56       7.56       6.73
                 Mod Dur               7.13      6.49       5.92       5.42       4.97
               Maturity             08/20/12   01/20/11   10/20/09   10/20/08   12/20/07
              Prin Window               1         1          1          1          1
            Extension Risk             4.6       4.0        3.5        3.0        2.6


                                        Base Case
                Price => BEY            I          II            III         IV         V
                  100.00               8.282       8.271        8.260       8.249      8.240
                   WAL                 6.85        5.87         5.12        4.57       4.15
To Maturity       Mod Dur              4.93        4.39         3.95        3.61       3.35
                 Maturity           06/20/13     09/20/11     05/20/10    04/20/09   06/20/08
                Prin Window            103          88           74          61         51
              Extension Risk           0.0         0.0          0.0         0.0        0.0



                                    Trigger Event Occurs
               Price => BEY             I           II         III          IV           V
                 100.00                8.322       8.320       8.316       8.313       8.309
                  WAL                 19.05       16.62       14.65       13.02       11.66
                 Mod Dur               9.26        8.71        8.18        7.68        7.21
               Maturity             08/20/24     11/20/21    07/20/19    07/20/17    10/20/15
              Prin Window              84           77          69          63          56
            Extension Risk            12.2         10.8        9.5         8.5         7.5


DEFAULT STRESS

35% SEVERITY                           Bond Yield Impaired
                Price => BEY            I         II          III        IV          V
                  100.00              8.20       8.20        8.16       8.15       8.15
 To Maturity       CDR                7.9%       7.7%        7.6%       7.4%       7.2%
                   WAL               16.1       14.5        13.2       12.1       11.1
                Collat Loss %        10.6%       9.3%        8.3%       7.4%       6.6%

                                                      DELAY           12
                                                      TRIGGER EVENT   Yes

                                        Break-Even Yield
                Price => BEY            I         II         III         IV           V
                  100.00             -0.04      -0.03       -0.02       -0.02       -0.05
                   CDR                9.8%       9.6%        9.4%        9.2%        9.1%
                   WAL               19.4       17.2        15.4         13.9       12.6
                Collat Loss %        12.4%      11.0%        9.9%        8.9%        8.0%


                                                                  [LOGO OMITTED]

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